                                                                     EXHIBIT 4.8
                                                                     -----------

SERIES B TCI VENTURES GROUP                          SERIES B TCI VENTURES GROUP

COMMON STOCK                                         COMMON STOCK

NUMBER                                               SHARES
------                                               ------
VB
 --------------------                                -------------------
INCORPORATED UNDER THE LAWS OF                         SEE REVERSE FOR
   THE STATE OF DELAWARE                             CERTAIN DEFINITIONS

                                                      CUSIP 87924V 87 9
                                  [TCI LOGO]
                           TELE-COMMUNICATIONS, INC.
                   SERIES B TCI VENTURES GROUP COMMON STOCK

THIS CERTIFIES THAT







is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES B TCI VENTURES GROUP COMMON STOCK OF THE PAR VALUE OF $1 PER SHARE OF TELE-COMMUNICATIONS, INC. (the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
                THE BANK OF NEW YORK
                     (NEW YORK)
                                    TRANSFER AGENT
                                     AND REGISTRAR

                           TELE-COMMUNICATIONS, INC.
                              CORPORATE SEAL 1994
                                  -DELAWARE-

BY:                          /S/ Stephen M. Brett        /s/ Leo J. Hindery, Jr.
AUTHORIZED SIGNATURE               SECRETARY                     PRESIDENT

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common                             UNIF GIFT MIN ACT ______________ Custodian ______________
TEN ENT- as tenants by the entireties                                           (Cust)                  (Minor)

JT TEN- as joint tenants with right of
        survivorship and not as tenants                                         under Uniform Gifts to Minors
        in common                                         Act ______________________________________________________
                                                                                (State)

        Additional abbreviations may also be used though not in the above list.

For Value received, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------


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            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

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_______________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

___________________________________________________________________ Attorney to

transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, __________________________

                X
                ____________________________________________________________

                X
                ____________________________________________________________
                NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:


By:
_____________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.